Exhibit 99.2

Year ended December 31, 2023

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Quarter ended, December 31, 2023

Production Volumes

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
Natural gas (Mcf/day)
Utica & Marcellus	795,776	702,041
SCOOP	181,044	232,722
Total	976,820	934,763
Oil and condensate (Bbl/day)
Utica & Marcellus	1,116	612
SCOOP	2,382	4,347
Total	3,498	4,959
NGL (Bbl/day)
Utica & Marcellus	1,991	2,937
SCOOP	8,932	11,584
Total	10,923	14,520
Combined (Mcfe/day)
Utica & Marcellus	814,415	723,334
SCOOP	248,926	328,303
Total	1,063,341	1,051,637

Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area : Year ended, December 31, 2023

Production Volumes

	Year Ended December 31, 2023	Year Ended December 31, 2022
Natural gas (Mcf/day)
Utica & Marcellus	765,556	674,314
SCOOP	194,187	208,881
Total	959,743	883,195
Oil and condensate (Bbl/day)
Utica & Marcellus	698	670
SCOOP	3,035	3,743
Total	3,733	4,412
NGL (Bbl/day)
Utica & Marcellus	2,346	2,424
SCOOP	9,672	9,857
Total	12,018	12,281
Combined (Mcfe/day)
Utica & Marcellus	783,822	692,877
SCOOP	270,429	290,477
Total	1,054,251	983,354

Totals may not sum or recalculate due to rounding.

Production and Pricing : Quarter ended, December 31, 2023

The following table summarizes production and related pricing for the quarter ended December 31, 2023, as compared to such data for the quarter ended December 31, 2022:

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
Natural gas sales
Natural gas production volumes (MMcf)	89,867	85,998
Natural gas production volumes (MMcf) per day	977	935
Total sales	$212,631	$468,554
Average price without the impact of derivatives ($/Mcf)	$2.37	$5.45
Impact from settled derivatives ($/Mcf)	$0.54	$(2.88)
Average price, including settled derivatives ($/Mcf)	$2.91	$2.57

Oil and condensate sales
Oil and condensate production volumes (MBbl)	322	456
Oil and condensate production volumes (MBbl) per day	3	5
Total sales	$23,642	$36,146
Average price without the impact of derivatives ($/Bbl)	$73.47	$79.27
Impact from settled derivatives ($/Bbl)	$(3.32)	$(16.89)
Average price, including settled derivatives ($/Bbl)	$70.15	$62.38

NGL sales
NGL production volumes (MBbl)	1,005	1,336
NGL production volumes (MBbl) per day	11	15
Total sales	$26,782	$41,222
Average price without the impact of derivatives ($/Bbl)	$26.65	$30.85
Impact from settled derivatives ($/Bbl)	$2.72	$0.92
Average price, including settled derivatives ($/Bbl)	$29.37	$31.77

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	97,827	96,751
Natural gas equivalents (MMcfe) per day	1,063	1,052
Total sales	$263,055	$545,922
Average price without the impact of derivatives ($/Mcfe)	$2.69	$5.64
Impact from settled derivatives ($/Mcfe)	$0.51	$(2.63)
Average price, including settled derivatives ($/Mcfe)	$3.20	$3.01

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.17	$0.18
Average taxes other than income ($/Mcfe)	$0.08	$0.15
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$0.99
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.16	$1.32

Production and Pricing : Year ended, December 31, 2023

The following table summarizes production and related pricing for the year ended December 31, 2023, as compared to such data for the year ended December 31, 2022:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Natural gas sales
Natural gas production volumes (MMcf)	350,306	322,366
Natural gas production volumes (MMcf) per day	960	883
Total sales	$831,812	$1,998,452
Average price without the impact of derivatives ($/Mcf)	$2.37	$6.20
Impact from settled derivatives ($/Mcf)	$0.42	$(3.11)
Average price, including settled derivatives ($/Mcf)	$2.79	$3.09

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,363	1,610
Oil and condensate production volumes (MBbl) per day	4	4
Total sales	$99,854	$147,444
Average price without the impact of derivatives ($/Bbl)	$73.27	$91.58
Impact from settled derivatives ($/Bbl)	$(2.53)	$(24.32)
Average price, including settled derivatives ($/Bbl)	$70.74	$67.26

NGL sales
NGL production volumes (MBbl)	4,386	4,483
NGL production volumes (MBbl) per day	12	12
Total sales	$119,717	$184,963
Average price without the impact of derivatives ($/Bbl)	$27.29	$41.26
Impact from settled derivatives ($/Bbl)	$2.07	$(2.80)
Average price, including settled derivatives ($/Bbl)	$29.36	$38.46

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	384,802	358,924
Natural gas equivalents (MMcfe) per day	1,054	983
Total sales	$1,051,383	$2,330,859
Average price without the impact of derivatives ($/Mcfe)	$2.73	$6.49
Impact from settled derivatives ($/Mcfe)	$0.40	$(2.94)
Average price, including settled derivatives ($/Mcfe)	$3.13	$3.55

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.18
Average taxes other than income ($/Mcfe)	$0.09	$0.17
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$1.00
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.17	$1.34

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Quarter ended, December 31, 2023

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
REVENUES:
Natural gas sales	$212,631	$468,554
Oil and condensate sales	23,642	36,146
Natural gas liquid sales	26,782	41,222
Net gain on natural gas, oil and NGL derivatives	226,053	436,570
Total revenues	489,108	982,492
OPERATING EXPENSES:
Lease operating expenses	17,004	17,544
Taxes other than income	7,868	14,460
Transportation, gathering, processing and compression	88,748	95,468
Depreciation, depletion and amortization	80,968	78,456
General and administrative expenses	11,362	11,176
Accretion expense	665	689
Total operating expenses	206,615	217,793
INCOME FROM OPERATIONS	282,493	764,699
OTHER EXPENSE:
Interest expense	14,667	16,094
Other, net	(7,490)	37
Total other expense	7,177	16,131
INCOME BEFORE INCOME TAXES	275,316	748,568
INCOME TAX EXPENSE:
Current	—	—
Deferred	29,585	—
Total income tax expense	29,585	—
NET INCOME	$245,731	$748,568
Dividends on Preferred Stock	(1,122)	(1,308)
Participating securities - Preferred Stock	(35,629)	(121,659)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$208,980	$625,601
NET INCOME PER COMMON SHARE:
Basic	$11.28	$32.57
Diluted	$11.13	$32.35
Weighted average common shares outstanding—Basic	18,524	19,208
Weighted average common shares outstanding—Diluted	18,829	19,366

Consolidated Statements of Income: Year ended, December 31, 2023

(In thousands, except per share data)

(Unaudited)

	Year Ended December 31, 2023	Year Ended December 31, 2022
REVENUES:
Natural gas sales	$831,812	$1,998,452
Oil and condensate sales	99,854	147,444
Natural gas liquid sales	119,717	184,963
Net gain (loss) on natural gas, oil and NGL derivatives	740,319	(999,747)
Total revenues	1,791,702	1,331,112
OPERATING EXPENSES:
Lease operating expenses	68,648	64,790
Taxes other than income	33,717	60,139
Transportation, gathering, processing and compression	348,631	357,246
Depreciation, depletion and amortization	319,715	267,761
General and administrative expenses	38,600	35,304
Restructuring costs	4,762	—
Accretion expense	2,782	2,746
Total operating expenses	816,855	787,986
INCOME FROM OPERATIONS	974,847	543,126
OTHER EXPENSE (INCOME):
Interest expense	57,069	59,773
Other, net	(27,982)	(11,348)
Total other expense	29,087	48,425
INCOME BEFORE INCOME TAXES	945,760	494,701
INCOME TAX BENEFIT:
Current	—	—
Deferred	(525,156)	—
Total income tax benefit	(525,156)	—
NET INCOME	$1,470,916	$494,701
Dividends on Preferred Stock	(4,840)	(5,444)
Participating securities - Preferred Stock	(212,360)	(76,401)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,253,716	$412,856
NET INCOME PER COMMON SHARE:
Basic	$67.24	$20.45
Diluted	$66.46	$20.32
Weighted average common shares outstanding—Basic	18,645	20,185
Weighted average common shares outstanding—Diluted	18,902	20,347

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$1,929	$7,259
Accounts receivable—oil, natural gas, and natural gas liquids sales	122,479	278,404
Accounts receivable—joint interest and other	22,221	21,478
Prepaid expenses and other current assets	16,951	7,621
Short-term derivative instruments	233,226	87,508
Total current assets	396,806	402,270
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,904,519	2,418,666
Unproved properties	204,233	178,472
Other property and equipment	9,165	6,363
Total property and equipment	3,117,917	2,603,501
Less: accumulated depletion, depreciation and amortization	(865,618)	(545,771)
Total property and equipment, net	2,252,299	2,057,730
Other assets:
Long-term derivative instruments	47,566	26,525
Deferred tax asset	525,156	—
Operating lease assets	14,299	26,713
Other assets	31,487	21,241
Total other assets	618,508	74,479
Total assets	$3,267,613	$2,534,479

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2023	December 31, 2022
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$309,532	$437,384
Short-term derivative instruments	21,963	343,522
Current portion of operating lease liabilities	12,959	12,414
Total current liabilities	344,454	793,320
Non-current liabilities:
Long-term derivative instruments	18,602	118,404
Asset retirement obligation	29,941	33,171
Non-current operating lease liabilities	1,340	14,299
Long-term debt	667,382	694,155
Total non-current liabilities	717,265	860,029
Total liabilities	$1,061,719	$1,653,349
Commitments and contingencies
Mezzanine equity:
Preferred Stock - $0.0001 par value, 110.0 thousand shares authorized, 44.2 thousand and outstanding at December 31, 2023, and 52.3 thousand issued and outstanding at December 31, 2022	44,214	52,295
Stockholders’ equity:
Common Stock - $0.0001 par value, 42.0 million shares authorized, 18.3 million issued and outstanding at December 31, 2023, and 19.1 million issued and outstanding at December 31, 2022	2	2
Additional paid-in capital	315,726	449,243
Common Stock held in reserve, 62.0 thousand shares at December 31, 2023, and 62.0 thousand shares at December 31, 2022	(1,996)	(1,996)
Retained earnings	1,847,948	381,872
Treasury stock, at cost - 0.0 thousand shares at December 31, 2023, and 3.9 thousand shares at December 31, 2022	—	(286)
Total stockholders’ equity	$2,161,680	$828,835
Total liabilities, mezzanine equity and stockholders’ equity	$3,267,613	$2,534,479

Consolidated Statement of Cash Flows: Quarter ended, December 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
Cash flows from operating activities:
Net income	$245,731	$748,568
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	80,968	78,456
Net gain on derivative instruments	(226,053)	(436,570)
Net cash receipts (payments) on settled derivative instruments	50,252	(254,394)
Deferred income tax expense	29,585	—
Stock-based compensation expense	2,077	1,566
Other, net	1,778	1,382
Changes in operating assets and liabilities, net	(28,837)	48,987
Net cash provided by operating activities	155,501	187,995
Cash flows from investing activities:
Additions to oil and natural gas properties	(116,228)	(128,786)
Proceeds from sale of oil and natural gas properties	12	150
Other, net	(1,030)	(339)
Net cash used in investing activities	(117,246)	(128,975)
Cash flows from financing activities:
Principal payments on Credit Facility	(250,000)	(570,000)
Borrowings on Credit Facility	273,000	536,000
Debt issuance costs and loan commitment fees	(103)	(23)
Dividends on preferred stock	(1,122)	(1,308)
Repurchase of common stock under Repurchase Program	(46,408)	(24,691)
Repurchase of common stock under Repurchase Program - related party	(20,000)	—
Other, net	(18)	(26)
Net cash used in financing activities	(44,651)	(60,048)
Net change in cash, cash equivalents and restricted cash	(6,396)	(1,028)
Cash and cash equivalents at beginning of period	8,325	8,287
Cash and cash equivalents at end of period	$1,929	$7,259

Consolidated Statement of Cash Flows: Year ended, December 31, 2023

(In thousands)

(Unaudited)

	Year Ended December 31, 2023	Year Ended December 31, 2022
Cash flows from operating activities:
Net income	$1,470,916	$494,701
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	319,715	267,761
Net (gain) loss on derivative instruments	(740,319)	999,747
Net cash receipts (payments) on settled derivative instruments	152,199	(1,053,810)
Deferred income tax benefit	(525,156)	—
Stock-based compensation expense	9,480	5,723
Other, net	7,645	5,528
Changes in operating assets and liabilities, net	28,701	19,427
Net cash provided by operating activities	723,181	739,077
Cash flows from investing activities:
Additions to oil and natural gas properties	(537,360)	(460,780)
Proceeds from sale of oil and natural gas properties	2,659	3,360
Other, net	(2,526)	(875)
Net cash used in investing activities	(537,227)	(458,295)
Cash flows from financing activities:
Principal payments on Credit Facility	(998,000)	(2,082,000)
Borrowings on Credit Facility	971,000	2,063,000
Debt issuance costs and loan commitment fees	(7,068)	(234)
Dividends on Preferred Stock	(4,840)	(5,444)
Repurchase of Common Stock under Repurchase Program	(108,735)	(250,482)
Repurchase of Common Stock under Repurchase Program - related party	(40,430)	—
Other, net	(3,211)	(1,623)
Net cash used in financing activities	(191,284)	(276,783)
Net increase (decrease) in cash and cash equivalents	(5,330)	3,999
Cash and cash equivalents at beginning of period	7,259	3,260
Cash and cash equivalents at end of period	1,929	7,259

2024E Guidance

Gulfport's 2024 guidance assumes commodity strip prices as of February 13, 2024, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2024
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	1,045	1,080
% Gas	~92%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	35%	40%
Oil (differential to NYMEX WTI) ($/Bbl)	$(4.75)	$(5.75)

Expenses
Lease operating expense ($/Mcfe)	$0.17	$0.19
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.94
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
Capital expenditures (incurred)	(in millions)
D&C	$330	$360
Maintenance leasehold and land	$50	$60
Total base capital expenditures	$380	$420

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.

(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport's hedging positions as of February 27, 2024.

	1Q2024	2Q2024	3Q2024	4Q2024	Full Year 2024	Full Year 2025
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	330	330	400	400	365	180
Weighted Average Price ($/MMBtu)	$4.04	$4.04	$3.77	$3.77	$3.89	$4.00

Fixed Price Collars
Volume (BBtupd)	225	225	225	225	225	130
Weighted Average Floor Price ($/MMBtu)	$3.36	$3.36	$3.36	$3.36	$3.36	$3.53
Weighted Average Ceiling Price ($/MMBtu)	$5.14	$5.14	$5.14	$5.14	$5.14	$4.43

Fixed Price Calls Sold
Volume (BBtupd)	202	202	202	202	202	193
Weighted Average Price ($/MMBtu)	$3.33	$3.33	$3.33	$3.33	$3.33	$5.80

Rex Zone 3 Basis
Volume (BBtupd)	150	150	150	150	150	—
Differential ($/MMBtu)	$(0.15)	$(0.15)	$(0.15)	$(0.15)	$(0.15)	$—

Tetco M2 Basis
Volume (BBtupd)	203	210	190	190	198	100
Differential ($/MMBtu)	$(0.93)	$(0.93)	$(0.92)	$(0.92)	$(0.93)	$(0.99)

NGPL TX OK Basis
Volume (BBtupd)	70	70	70	70	70	—
Differential ($/MMBtu)	$(0.31)	$(0.31)	$(0.31)	$(0.31)	$(0.31)	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	500	500	500	500	500	—
Weighted Average Price ($/Bbl)	$77.50	$77.50	$77.50	$77.50	$77.50	$—

Fixed Price Collars
Volume (Bblpd)	1,000	1,000	1,000	1,000	1,000	—
Weighted Average Floor Price ($/Bbl)	$62.00	$62.00	$62.00	$62.00	$62.00	$—
Weighted Average Ceiling Price ($/Bbl)	$80.00	$80.00	$80.00	$80.00	$80.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	2,500	2,500	2,500	2,500	2,500	2,000
Weighted Average Price ($/Bbl)	$30.25	$30.25	$30.25	$30.25	$30.25	$30.09

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to income (loss) before deferred income tax expense (benefit), non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, restructuring costs, stock-based compensation expenses and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion and amortization of oil and gas properties, property and equipment, accretion, non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, restructuring costs, stock-based compensation and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred, excluding discretionary acreage acquisitions. Gulfport includes a adjusted free cash flow estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i) (B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i) (B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Quarter ended, December 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
Net Income (GAAP)	$245,731	$748,568

Adjustments:
Deferred income tax expense	29,585	—
Non-cash derivative gain	(175,801)	(690,964)
Non-recurring general and administrative expense	409	1,479
Stock-based compensation expense	2,077	1,566
Other, net(1)	(7,490)	37
Adjusted Net Income (Non-GAAP)	$94,511	$60,686

(1)	For the three months ended December 31, 2023, “Other, net” included $8.3 million receipt of funds related to Gulfport’s TC claim distribution. Gulfport does not expect to receive additional distributions from the liquidating trust for its TC claim. The distribution is more fully described in Note 19 of our consolidated financial statements in our Annual Report on Form 10-K filing for the year ended December 31, 2023.

Adjusted Net Income: Year ended, December 31, 2023

(In thousands)

(Unaudited)

	Year Ended December 31, 2023	Year Ended December 31, 2022

Net Income (GAAP)	1,470,916	$494,701

Adjustments:
Deferred income tax benefit	(525,156)	—
Non-cash derivative gain	(588,120)	(54,063)
Non-recurring general and administrative expense	2,844	3,152
Restructuring costs	4,762	—
Stock-based compensation expense	8,215	5,723
Other, net(1,2)	(27,982)	(11,348)
Adjusted Net Income (Non-GAAP)	$345,479	$438,165

(1)	For the year ended December 31, 2023, “Other, net” included $17.8 million receipt of funds related to the interim TC claim distribution and a $1 million administrative payment to Rover as part of the executed settlement that occurred in the first quarter of 2023. Additionally, in the fourth quarter of 2023, Gulfport received an additional $8.3 million distribution related to its TC claim. Gulfport does not expect to receive additional distributions from the liquidating trust for its TC claim. The distributions and settlement is more fully described in Note 19 of our consolidated financial statements in our Annual Report on Form 10-K filing for the year ended December 31, 2023. In the second quarter 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	For the year ended December 31, 2022, “Other, net” included $11.5 million related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Adjusted EBITDA: Quarter ended, December 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022

Net Income (GAAP)	$245,731	$748,568

Adjustments:
Interest expense	14,667	16,094
Deferred income tax expense	29,585	—
DD&A and accretion	81,633	79,145
Non-cash derivative gain	(175,801)	(690,964)
Non-recurring general and administrative expenses	409	1,479
Stock-based compensation expense	2,077	1,566
Other, net(1)	(7,490)	37
Adjusted EBITDA (Non-GAAP)	$190,811	$155,925

(1)	For the three months ended December 31, 2023, “Other, net” included $8.3 million receipt of funds related to Gulfport’s TC claim distribution. Gulfport does not expect to receive additional distributions from the liquidating trust for its TC claim. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Adjusted EBITDA: Year ended, December 31, 2023

(In thousands)

(Unaudited)

	Year Ended December 31, 2023	Year Ended December 31, 2022

Net Income (GAAP)	1,470,916	494,701

Adjustments:
Interest expense	57,069	59,773
Deferred income tax benefit	(525,156)	—
DD&A and accretion	322,497	270,507
Non-cash derivative gain	(588,120)	(54,063)
Non-recurring general and administrative expenses	2,844	3,152
Restructuring costs	4,762	—
Stock-based compensation expense	8,215	5,723
Other, net(1,2)	(27,982)	(11,348)
Adjusted EBITDA (Non-GAAP)	$725,045	$768,445

(1)	For the year ended December 31, 2023, “Other, net” included $17.8 million receipt of funds related to the interim TC claim distribution and a $1 million administrative payment to Rover as part of the executed settlement that occurred in the first quarter of 2023. Additionally, in the fourth quarter of 2023, Gulfport received an additional $8.3 million distribution related to its TC claim. Gulfport does not expect to receive additional distributions from the liquidating trust for its TC claim. The distributions and settlement is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. In the second quarter of 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	For the year ended December 31, 2022, “Other, net” included $11.5 million related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Adjusted Free Cash Flow: Quarter ended, December 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022

Net cash provided by operating activity (GAAP)	$155,501	$187,995
Adjustments:
Interest expense	14,667	16,094
Non-recurring general and administrative expenses	409	1,479
Other, net(1)	(8,603)	(656)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	15,748	(39,124)
Accounts receivable - joint interest and other	9,857	(13,852)
Accounts payable and accrued liabilities	2,672	5,769
Prepaid expenses	571	(1,802)
Other assets	(11)	22
Total changes in operating assets and liabilities, net	$28,837	$(48,987)
Adjusted EBITDA (Non-GAAP)	$190,811	$155,925
Interest expense	(14,667)	(16,094)
Capitalized expenses incurred(2)	(6,794)	(4,722)
Capital expenditures incurred(3,4)	(83,904)	(101,918)
Adjusted free cash flow (Non-GAAP)(3)	$85,446	$33,191

(1)	For the three months ended December 31, 2023, “Other, net” included $8.3 million receipt of funds related to its TC claim distribution. Gulfport does not expect to receive additional distributions from the liquidating trust for its TC claim. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(2)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(3)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(4)	Includes $1.0 million of non-O&G capital and excludes targeted discretionary acreage acquisitions of $23.1 million.

Adjusted Free Cash Flow: Year ended, December 31, 2023

(In thousands)

(Unaudited)

	Year Ended December 31, 2023	Year Ended December 31, 2022

Net cash provided by operating activity (GAAP)	$723,181	$739,077
Adjustments:
Interest expense	57,069	59,773
Non-recurring general and administrative expenses	2,844	3,152
Restructuring costs	4,762	—
Other, net(1,2)	(34,110)	(14,130)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(155,925)	45,550
Accounts receivable - joint interest and other	743	1,095
Accounts payable and accrued liabilities	126,329	(59,879)
Prepaid expenses	215	(4,863)
Other assets	(63)	(1,330)
Total changes in operating assets and liabilities	$(28,701)	$(19,427)
Adjusted EBITDA (Non-GAAP)	$725,045	$768,445
Interest expense	(57,069)	(59,773)
Capitalized expenses incurred(3)	(22,911)	(17,208)
Capital expenditures incurred(4,5)	(446,202)	(450,879)
Adjusted free cash flow (Non-GAAP)(5)	$198,863	$240,585

(1)	For the year ended December 31, 2023, “Other, net” included $17.8 million receipt of funds related to the interim TC claim distribution and a $1 million administrative payment to Rover as part of the executed settlement that occurred in the first quarter of 2023. Additionally, in the fourth quarter of 2023, Gulfport received an additional $8.3 million distribution related to its TC claim. Gulfport does not expect to receive additional distributions from the liquidating trust for its TC claim. The distributions and settlement is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. In the second quarter of 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	For the year ended December 31, 2022, “Other, net” included $11.5 million related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(5)	Includes $2.8 million of non-O&G capital and excludes targeted discretionary acreage acquisitions of $48.0 million.

Recurring General and Administrative Expenses:

Quarter ended, December 31, 2023

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$9,285	$2,077	$11,362	$9,611	$1,565	$11,176
Capitalized general and administrative expense	5,601	1,023	6,624	4,722	807	5,529
Non-recurring general and administrative expense	(409)	—	(409)	(1,479)	—	(1,479)
Recurring general and administrative before capitalization (Non-GAAP)	$14,477	$3,100	$17,577	$12,854	$2,372	$15,226

Recurring General and Administrative Expenses:

Year ended, December 31, 2023

(In thousands)

(Unaudited)

	Year Ended December 31, 2023			Year Ended December 31, 2022
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$30,385	$8,215	$38,600	$29,582	$5,722	$35,304
Capitalized general and administrative expense	18,764	4,046	22,810	17,208	2,949	20,157
Non-recurring general and administrative expense	(2,844)	—	(2,844)	(3,152)	—	(3,152)
Recurring general and administrative before capitalization (Non-GAAP)	$46,305	$12,261	$58,566	$43,638	$8,671	$52,309